UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2013

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33830 (Commission File Number)	51-0653027 (I.R.S. Employer Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah (Address of Principal Executive Offices)	84101 (Zip Code)

(801) 649-2000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On February 15, 2013, EnergySolutions, Inc. (the “Company”, “EnergySolutions”, “we”, “us” or “our”) announced that we have entered into Amendment No. 2 to Credit Agreement and Consent and Waiver (the “Loan Amendment”), which amends the Credit Agreement, by and among the Company, EnergySolutions, LLC, a Utah limited liability company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, dated August 13, 2010, as amended by that certain Amendment No. 1, dated August 23, 2010 (the “Credit Agreement”).  The Loan Amendment was entered into in connection with the Agreement and Plan of Merger, dated January 7, 2013 (the “Merger Agreement”), by and among Rockwell Holdco, Inc., a Delaware corporation (“Parent”), which is an affiliate of Energy Capital Partners II, LLC (“Energy Capital” or “ECP”), Rockwell Acquisition Corp. (“Merger Sub”) and the Company. The Merger Agreement provides that, subject to certain conditions, Merger Sub will merge with and into the Company (the “Merger”).

In connection with the entry into the Merger Agreement, Parent received a debt commitment letter (as supplemented, the “Debt Commitment Letter”), dated January 7, 2013, from Morgan Stanley Senior Funding, Inc., as supplemented by that certain joinder dated January 29, 2013 from Credit Suisse AG, Cayman Islands Branch and Credit Suisse Securities (USA) LLC and that certain joinder dated January 29, 2013 from JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC (collectively, the “Commitment Parties”). Pursuant to the Debt Commitment Letter, the Commitment Parties have committed to provide an aggregate of $685 million in debt financing to Merger Sub. The Loan Amendment is an alternative to the funding under the Debt Commitment Letter.  The Debt Commitment Letter automatically terminated upon our entry into the Loan Amendment.

The Loan Amendment contains the following terms and conditions:

1.              that the lenders and the administrative agent:

a.              consent to the consummation of the Merger and the transactions contemplated by the Merger Agreement, including that the Merger will not constitute a change of control under the Credit Agreement and related documents;

b.              provide a waiver of the change of control provisions and certain other covenants and provisions under the Credit Agreement, including our senior secured revolving credit facility and senior secured term loan made available to us pursuant to the Credit Agreement;

c.               consent to any repayment of our 10.75% Senior Notes due 2018, provided that any payments are funded from equity contributions made to us by ECP or its affiliates;

d.              provide the ability to extend the maturity date of our senior secured revolving credit facility, subject to certain conditions; and

e.               consent to a 1% prepayment premium if any senior secured term loans are refinanced prior to the date that is one year following the execution date of the Loan Amendment;

2.              that the definition of change of control and reporting requirements under the Credit Agreement be amended;

3.              that upon the closing of the Merger, that the applicable margin for our senior secured term loan made pursuant to the Credit Agreement be increased;

4.              that we will pay a consent fee to each lender that has entered into the Loan Amendment equal to (i) 0.5% of the sum of the outstanding term loans and revolving commitments of such lender on the execution date of the Loan Amendment and (ii) 0.5% of the sum of the outstanding term loans and revolving commitments of such lender on the closing date of the Merger;

5.              that we reimburse the administrative agent for fees, charges and disbursements of counsel in connection with preparation of the Loan Amendment;

6.              that no later than 150 days after the closing of the Merger, that we reduce our debt with respect to our senior secured term loans under the amended Credit Agreement and our 10.75% Senior Notes due 2018, after giving effect to the Merger, to $675 million or less; and

7.              that the Loan Amendment would take effect upon the consummation of the Merger.

If the Merger Agreement is terminated, then pursuant to the Reimbursement Agreement, dated February 15, 2013, by and among the Company, Parent and Merger Sub (the “Reimbursement Agreement”), Parent will reimburse the Company for (i) certain fees, costs, expenses or disbursements, if and to the extent paid by or on behalf of the Company, payable in connection with the Loan Amendment and (ii) certain fees, costs, expenses or disbursements, if and to the extent paid by or on behalf of the Company, that would otherwise be payable by Parent under the Fee Letter dated January 7, 2013, by and between Morgan Stanley Senior Funding, Inc. and Parent (the “Fee Letter”), subject to offset in certain circumstances.

The Loan Amendment is included in this Current Report on Form 8-K to provide you with information regarding its terms. Factual disclosures about the Company contained in this Current Report on Form 8-K or in the Company’s other public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Loan Amendment. The representations and warranties made in the Loan Amendment by the Company and EnergySolutions, LLC were qualified and subject to important limitations agreed to by the Company, EnergySolutions, LLC and the other parties to the Loan Amendment in connection with negotiating the terms of the Loan Amendment. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Current Report on Form 8-K, may have changed since the date of the Loan Amendment and subsequent developments or new information qualifying a representation or warranty may have been included in this Current Report on Form 8-K.

A copy of the Loan Amendment is attached hereto as Exhibit 4.1.

Reimbursement Agreement

On February 15, 2013, EnergySolutions announced that we have entered into the Reimbursement Agreement. The Reimbursement Agreement was entered into in connection with the Loan Amendment.  The Reimbursement Agreement provides that if the Merger Agreement is terminated, Parent, and not our stockholders, will ultimately bear: (i) certain fees, costs, expenses or disbursements, if and to the extent paid by or on behalf of the Company, payable in connection with the Loan Amendment and (ii) certain fees, costs, expenses or disbursements, if and to the extent paid by or on behalf of the Company, that would otherwise be payable by Parent under the Fee Letter.  However, this reimbursement obligation is in each case subject to the Company’s obligation under the Merger Agreement to reimburse Energy Capital Partners Management II, LP or its designee for certain of Parent’s expenses in certain circumstances, which reimbursement, if any, will be deducted from any termination fee payable by the Company to Energy Capital Partners Management II, LP or its designee.

A copy of the Reimbursement Agreement is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Amendment to Credit Agreement

See “Item 1.01—Amendment to Credit Agreement” of this Current Report on Form 8-K, which is incorporated herein by reference.

Notice to Investors

In connection with the Loan acquisition of the Company by affiliates of Energy Capital Partners II, LP (“Energy Capital Partners”), pursuant to the Merger Agreement, EnergySolutions intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement. Investors and security holders of EnergySolutions are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about EnergySolutions, the Loan merger and the parties to the Loan transaction. Investors and security holders may obtain these documents (and any other documents filed by EnergySolutions with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by EnergySolutions may be obtained free of charge by directing such request to: EnergySolutions Investor Relations at 1-801-649-2000 or from the investor relations website portion of EnergySolutions’ website at http://www.ir.energysolutions.com. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Loan merger.

EnergySolutions and its directors and executive officers may be deemed to be participants in the solicitation of proxies from EnergySolutions’ stockholders in respect of the Loan acquisition. Information regarding EnergySolutions’ directors and executive officers is contained in EnergySolutions’ Annual Report on Form 10-K for the year ended December 31, 2011, its proxy statement for its 2012 Annual Meeting of Stockholders, dated May 23, 2012, and subsequent filings which EnergySolutions has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of EnergySolutions and their respective interests with respect to the Loan acquisition by security holdings or otherwise, which may be different from those of EnergySolutions’ stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the Loan acquisition, when filed with the SEC. Each of these documents is, or will be, available as described above.

Statement on Cautionary Factors

This communication, and all statements made regarding the subject matter of this communication, contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the current expectations and beliefs of EnergySolutions and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements. Among others, the following risks, uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger Agreement may be terminated in circumstances that require EnergySolutions to pay Energy Capital Partners Management II, LP or its designee a termination fee of up to $13,600,000, including the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (iii) risks related to the diversion of management’s attention from EnergySolutions’ ongoing business operations; (iv) risks regarding the failure of Energy Capital Partners to obtain the necessary financing to complete the Merger; (v) the effect of the announcement of the acquisition on EnergySolutions’ business relationships (including, without limitation, partners and customers), operating results and business generally as well as the potential difficulties in employee retention as a result of the Merger; (vi) risks related to obtaining the requisite consents to the acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (vii) risks related to the outcome of any legal proceedings that have been, or will be, instituted against EnergySolutions related to the Merger Agreement; and (viii) risks related to the effects of local and national economic, credit and capital market conditions on the economy in general. Additional risk factors that may affect future results are contained in EnergySolutions’ filings with the Securities and Exchange Commission, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by EnergySolutions. EnergySolutions expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
4.1

Amendment No. 2 to Credit Agreement, dated as of February 15, 2013, by and among EnergySolutions, Inc., EnergySolutions, LLC, as borrower, the lenders signatory thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.1	Reimbursement Agreement, dated as of February 15, 2013, by and among EnergySolutions, Inc., Rockwell Holdco, Inc. and Rockwell Acquisition Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGYSOLUTIONS, INC.

	By:	/s/ Russ Workman
	Name:	Russ Workman
	Title:	General Counsel
Date: February 19, 2013